UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021 (August 3, 2021)

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 3, 2021, the Board of Directors (the “Board”) of The Chefs’ Warehouse, Inc. (the “Company”) approved and adopted an amendment of the Bylaws of the Company (the “Bylaws”) to remove the overall ten-year term on director service in Article III, Section 3 of the Bylaws. The Board believes that it is not advisable to retain the term limit because it would deprive the Company and its stockholders of the valuable contribution of directors who have developed an in-depth knowledge of the Company’s business and insights into the Company and its operations over time. The Board intends to continue to consider orderly succession planning to ensure that new board members are brought in with sufficient time to learn from existing board members and that the board contains an appropriate balance of long-serving and newer board members. The foregoing is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01.	Other Events

On August 3, 2021, pursuant to its authority under the The Chefs’ Warehouse, Inc. 2019 Omnibus Equity Incentive Plan (the “Plan”), the Board approved and adopted an amendment to the Plan to prohibit providing a cash payment in exchange for the cancellation or surrender of options or stock appreciation rights with an exercise or grant price above the then-current fair market value of a share of the Company’s common stock without the approval of the Company’s stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
3.1	Amended and Restated Bylaws of the Company, dated as of August 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary and Chief Government Relations Officer

Date:   August 4, 2021